SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2004

INCARA PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer ID Number)

P.O. Box 14287

79 T. W. Alexander Drive

4401 Research Commons, Suite 200

Research Triangle Park, North Carolina 27709

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 558-8688

Item 5. Other Events and Regulation FD Disclosure

On June 30, 2004, Incara Pharmaceuticals Corporation issued a press release announcing the appointment of two new members to its board of directors. Incara also announced the resignation of two members of its board of directors. A copy of this press release is attached as an exhibit.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Press release dated June 30, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

INCARA PHARMACEUTICALS CORPORATION

Date: June 30, 2004

/s/ Richard W. Reichow
Richard W. Reichow
Executive Vice President and Chief Financial Officer